January 29, 1997

                        Tax-Free Pennsylvania Fund
                          A Class/B Class/C Class


               Supplement to Prospectus dated April 29, 1996


     The following revises the portfolio manager information under Management of the Fund in the Prospectus:

     Patrick P. Coyne and Mitchell L. Conery, each a Vice President/Senior Portfolio Manager of DMC Tax-Free Income Trust - Pennsylvania, have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Coyne assumed primary responsibility for managing the Fund on November 26, 1996. A graduate of Harvard University with an MBA from the University of Pennsylvania s Wharton School, Mr. Coyne joined the Delaware Group s fixed-income department in 1990. Prior to joining the Delaware Group, he was a manager of Kidder, Peabody & Co. Inc. s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia. Mr. Conery joined the Delaware Group in January 1997 at which time he became co-manager of the Fund. Mr. Conery holds a bachelor s degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

     In making investment decisions for the Fund, Mr. Coyne and Mr. Conery regularly consult with Paul E. Suckow and other members of Delaware's fixed-income department. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of DMC Tax-Free Income Trust - Pennsylvania. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.